SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  February 17, 1998
                                                   (February 10, 1998)


                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter


                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation



          0-19671                                                 65-0273162
          -------                                                 ----------
Commission File Number                                          I.R.S. Employer
                                                              Identification No.


                 12161 Lackland Road, St. Louis, Missouri 63146
                 ----------------------------------------------
                     Address of Principal Executive Offices


Registrant's telephone number, including area code:   (314) 469-3220

Item 5.  Other Events.

To incorporate by reference the information in Item 7.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     Exhibit 99.1   Press Release dated February 12, 1998

     Exhibit 99.2   Recent Developments and Risk Factors and Other Uncertainties



                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             LaserSight Incorporated



Date:  February 17, 1998                     By:  /s/ Gregory L. Wilson
                                                  --------------------------
                                                   Gregory L. Wilson
                                                   Chief Financial Officer